Exhibit 99.1

Independent Accountant’s Report

on Applying Agreed-Upon Procedures

CIG Financial, LLC

6 Executive Circle, Suite 100

Irvine, CA 92614

And

Deutsche Bank Securities Inc.

60 Wall Street 5th Floor

New York, NY 10005

Ladies and Gentlemen:

We have performed the procedures enumerated below, which were agreed to by CIG Financial, LLC and Subsidiaries (referred to herein as the Company or Responsible Party) and Deutsche Bank Securities Inc., together with the Company, the Specified Parties, related to their evaluation of certain information with respect to a portfolio of automobile-secured receivables in connection with the issuance of automobile receivable-backed notes by CIG Auto Receivables (CIGAR) Trust 2019-1 (the Proposed Transaction). The Company is responsible for the automobile receivable records.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. The sufficiency of these procedures is solely the responsibility of the parties specified in this report. Consequently, we make no representation regarding the sufficiency of the procedures enumerated below either for the purpose for which this report has been requested or for any other purpose.

For the purposes of this report:

(i)	The computer-generated Loan Data File provided in a standard Microsoft Excel format containing information related to the proposed transaction shall be herein referred to as the “Loan Data File”;

(ii)	Certain data fields in the Loan Data File shall be herein referred to as “Specified Attributes”;

(iii)	The term “Automobile Loan Contract” or “Contract” means automobile installment sales contracts secured by new and used automobiles;

(iv)	The term “Automobile Loan Contract File” or “Contract File” means an electronic image file containing the installment sales contract, evidence of title (or equivalent) and credit application;

(v)	The term “Obligor” means the borrower(s) stated on the installment sales contract; and

(vi)	The term “Customer Service Screen” refers to a screen image that CIG Financial LLC’s management represented as information from its contract accounting system.

The procedures performed and associated findings are as follows:

Agreed-Upon Procedures

On January 16, 2019, representatives of the Company provided us with the Loan Data File as of December 31, 2018, containing 10,662 individual customer loans and we were instructed by the Specified Parties to perform the agreed-upon procedures as outlined in the arrangement letter dated January 8, 2019, on a sample of 150 individual customer loans. From January 16 to January 18, 2019, we were provided with the Source Documents related to the 150 individual customer loans. On February 6, 2019, we were provided with an updated Loan Data File as of January 31, 2019, containing 10,741 individual customer loans (herein referred to as the Underlying Assets) that management represented was the entire population of the Underlying Assets in the proposed transaction. At the request of the Specified Parties, we compared the sample of 150 individual customer loans to the updated Loan Data File and noted that 142 individual customer loans out of the 150 individual loans within the sample were included in the updated Loan Data File. At the Specified Parties’ request, for the revised sample of 142 underlying assets described above, we compared the Specified Attributes set forth on the Loan Data File to the corresponding Source Documents and found them to be in agreement, except as described in Exhibit A. Supplemental information related to the findings is contained in Exhibit B.

For the sample, we compared the Specified Attributes set forth in the Loan Data File to the corresponding Source Documents for the following attributes:

Attribute Number	Specified Attribute	Source Documents
1	Name of obligor	Automobile Loan Contract and Title Document (or equivalent)
2	Contract identification number	Customer Service Screen
3	Amount financed	Automobile Loan Contract
4	Original Contract Term	Automobile Loan Contract
5	Monthly payment	Automobile Loan Contract
6	Annual Percentage Rate (APR)	Automobile Loan Contract
7	Maturity date (calculation)	Automobile Loan Contract
8	Manufacturer	Automobile Loan Contract and Title Document (or equivalent)
9	Vehicle identification number	Automobile Loan Contract and Title Document (or equivalent)
10	Required first payment date	Automobile Loan Contract
11	Obligor state	Automobile Loan Contract
12	Dealer state	Automobile Loan Contract

We also inspected the presence of, compared or verified the following on the sample of 142 Underlying Assets:

•	Inspected presence of signed credit application.

•	Inspected presence of signed contract.

•	Inspected presence of certificate of title or title application.

As it relates to the title document, we sighted an electronic image of the title document and noted that the Company was named on such image as the Secured Party. If the image of the title document was not available in the Contract File, we observed a screen image provided by the Company, whom represented to us as being from the Company’s DealerTrack portal website, citing the Company as the Secured Party. In instances where the title document was not available and the note date is fewer than 60 days from the December 31, 2018, date, we observed evidence of a title application noting the Company as the Secured Party or lienholder.

We also compared the first and last name of the Obligor on the title document (or the equivalent) to the first and last name of the Obligor on the Contract and found to be in agreement. It has been agreed to by the Company that there may be abbreviated names and differences due to name variations or misspelled names, which are not deemed findings unless otherwise noted.

As it relates to Specified Attribute 2, we compared the Contract identification (account) number from the Customer Service Screen to the Loan Data File.

As it relates to Specified Attributes 5 and 6, there were four instances where the monthly payment and APR from the Loan Data File did not agree to the Automobile Loan Contract. Management has represented to us that these terms had been corrected after the initial Automobile Loan Contract being executed. For these instances, we reviewed a letter from the Company addressed to the borrower showing the updated APR and monthly payment that agreed to the Loan Data File. All executed letters were dated no later than 10 days from the date of the original executed Automobile Loan Contract.

As it relates to Specified Attribute 7, we recalculated the maturity date as reflected in the Loan Data File, based on the Original Contract Term, the due date of the first payment and number of deferments as reflected on the Loan Data File. For certain Underlying Assets that were represented to us by the Company as having a due date change that were not reflected in the Loan Data File, the Company separately provided information related to the change in due date and we recalculated the maturity date for these Underlying Assets by adding the number of days from the original date of first payment to the change in due date, as provided to us by the Company. Unless otherwise noted, such recalculated amounts are deemed to be in agreement if differences are within three days.

As it relates to Specified Attributes 8 and 9, we also agreed this information to the title document (or equivalent) if such information was listed on the title document (or equivalent).

As it relates to Specified Attribute 12, there may be instances in which the Obligor stated on the installment sale contract does not agree to the Loan Data File. Management has represented to us that this is due to the Obligor subsequently moving residences to another state and the Company is updating to the new address that is reflected in the Loan Data File. For these instances, we reviewed the Customer Service Screen showing the Obligor’s request for address change that corresponds with the Obligor’s state within the Loan Data File, noting no exceptions. It was agreed to by the Company that these instances will not be reported as findings.

The Contracts and Contract Files described above, including any information obtained from the indicated systems, and any other related documents used in support of the Specified Attributes were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Receivable Documents.” We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Receivable Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Receivable Documents. In addition, we make no representations as to whether the Receivable Documents are comprehensive or valid instruments, or reflect the current prevailing terms with respect to the corresponding 142 underlying assets selected.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures performed were found to be in agreement with the above-mentioned Receivable Documents, except as described in Exhibit A. Supplemental information is contained in Exhibit B.

RSM US LLP (RSM) should not be regarded as having in any way warranted or given any assurance as to:

•

The completeness, accuracy, appropriateness, quality or integrity of any of the information provided by the Responsible Party, or any other party for the purposes of RSM performing the procedures agreed to by the Specified Parties. The procedures performed would not necessarily reveal any material misstatement of the amounts, ratios, percentages or other relationships in the information included in the data provided to us;

•	The conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements;

•	The value of collateral securing such assets; or

•	The compliance of the originator of the assets with federal, state and local laws and regulations.

The engagement, procedures or report were not intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

We have not performed any procedures with respect to the fair value of the notes being offered in the Proposed Transaction and RSM expresses no opinion on the current value of these notes. RSM should not be regarded as having performed any procedures other than those detailed in this report.

We should not be regarded as having in any way warranted or given any assurance as to whether or not the information included in the Loan Data File or any other source document is sufficient to comply with any applicable laws and regulations including, but not limited to, Regulation AB of the Securities and Exchange Commission. We did not perform any procedures to determine whether the Responsible Party or the sponsor of the Proposed Transaction is in compliance with any applicable laws and regulations, including, but not limited to, Regulation AB of the Securities and Exchange Commission.

With respect to any terms or requirements of the Loan Data File that do not appear in the exhibits, we performed no procedures and, accordingly, the procedures we performed would not ensure that any requirements are satisfied. Further, we have performed only the following agreed-upon procedures noted herein and therefore make no representations regarding the adequacy of disclosures related to the Proposed Transaction or whether any material facts have been omitted from the Responsible Party.

We make no representation as to the (i) actual characteristics or existence of the underlying documents or data comprising of the Automobile Loan Contracts underlying the Loan Data File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the Automobile Loan Contracts, or (iii) reasonableness of any of the aforementioned assumptions or information. The procedures performed were applied based on assumptions and information provided to us by the Specified Parties, without verification or evaluation of such assumptions, documents and information by us.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. The information set forth in the Loan Data File is the responsibility of the Company.

We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review conducted in accordance with the attestation standards established by the American Institute of Certified Public Accountants, the objective of which would be the expression of an opinion or limited assurance on the accompanying information. Accordingly, we do not express such an opinion, limited assurance, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you. We have no responsibility to update this report for events or circumstances occurring after the date of this report.

This report is intended solely for the information and use of the Specified Parties and is not intended to be, and should not be, used by anyone other than these Specified Parties.

/s/ RSM US LLP

Los Angeles, California

February 7, 2019

Exhibit A—Exceptions

In applying our agreed-upon procedures as outlined above, we noted the following:

Exception Description Number	Exception Description

1	The Borrower’s signature was not present on the Credit Application for one Contract, or 0.70% of 142 accounts selected.

2	The APR per the Loan Data File did not match the Automobile Loan Contract for one Contract, or 0.70% of 142 accounts selected.

Exhibit B—Supplemental Information Related to the Findings Set Forth in Exhibit A

Exception Description Number	Sample Contract Number	Credit Application
1	[Redacted]	Missing Borrower’s Signature

Exception Description Number	Sample Contract Number	APR Per Loan Data File	APR Per Automobile Loan Contract
2	[Redacted]	10.99%	10.90%